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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2002

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Exact name of registrant as specified in charter)

Kansas (State or other jurisdiction of incorporation)	1-3368 (Commission File Number)	44-0236370 (I.R.S. Employer Identification No.)
602 Joplin Street, Joplin, Missouri 64801 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (417) 625-5100

Not applicable
(Former name or former address, if changed since last report)

Item 5    Other Events

        Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on December 18, 2002 relating to Empire's rate increase for its Missouri water customers.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY
	By	/s/ G. A. KNAPP Name: G. A. Knapp Title: Vice President—Finance
Dated: December 18, 2002

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated December 18, 2002, relating to Missouri water rates.

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  Item 5 Other Events
SIGNATURE
Exhibit Index